Exhibit 10.5

AMENDMENT NO. 1 TO AGREEMENT

THIS AMENDMENT NO. 1 TO AGREEMENT is made as of the 25th day of June, 2013, by and among ISGM Group, Inc., a Nevada corporation (“ISGM”), TBG Holdings Corporation, a Florida corporation (“TBG”), Neil Swartz, Tim Hart, Larry Coe and John Marino Sr. (collectively, the “Management Team”), Transportation Management Services, Inc. (“TMS”) and John Marino Jr.

R E C I T A L S

WHEREAS, the parties are parties to that certain Agreement dated June 25, 2013 (the “Original Agreement”) and wish to amend certain terms of the Original Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Forgiveness of Debt.  Section 2.2 of the Original Agreement is hereby amended to provide that the amount of debt to be forgiven by TBG is $31,000.

2.

Business Advisory Fees.  Article III of the Original Agreement is hereby amended to add the following Section:

Section 3.3

Cash Advisory Fees.  As additional compensation for the Advisory Services, TBG shall be compensated as follows:

•

$25,000 for the first month, and

•

$10,000 for each month thereafter during the term of the Agreement.

3.

Definitions; No Other Changes.  All terms not otherwise defined herein shall have the same meaning as in the Agreement.  Except as specifically set forth herein, all other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TBG Holdings Corporation

By: /s/ Tim  Hart

Tim Hart, CEO

MANAGEMENT TEAM

IGSM Group, Inc.

/s/ Neil Swartz

By: /s/ Harmon Francis Fytton

Neil Swartz

Harmon Francis Fytton, CEO

/s/ Tim Hart

Transportation Management Services, Inc.

Tim Hart

By: /s/ John Marino, Jr.

/s/ John Marino, Sr.

John Marino, Jr.

John Marino, Sr.

/s/ John Marino, Jr.

/s/ Larry Coe

John Marino, Jr.

Larry Coe